EXHIBIT 10.2
SECOND Amendment
to
STOCK PLEDGE agreement
This Second Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of September 26, 2018, by and between Silicon Valley Bank (“Bank”) and The Rubicon Project, Inc. (“Pledgor”).
Recitals
A. Bank and Pledgor have entered into that certain Pledge Agreement dated as of October 3, 2013 (as the same has been and may from time to time further be amended, modified, supplemented or restated, the “Pledge Agreement”), whereby Pledgor pledged to Bank the shares of its Subsidiaries.
B. Pursuant to an acquisition and a corporate restructuring, certain Subsidiaries have been acquired by Pledgor or have otherwise become wholly-owned direct Subsidiaries of Pledgor, and certain Subsidiaries have merged with and into Pledgor.
C. Bank and Pledgor have agreed to so amend certain provisions of the Pledge Agreement to reflect the new corporate structure of Pledgor, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Pledge Agreement.
2. Amendment to Pledge Agreement.
a. Exhibit A. The definition of “Issuer” in Exhibit A to the Pledge Agreement is amended in its entirety and replaced with the following:
“Issuer” means Rubicon Project Hopper, Inc., Rubicon Project Unlatch, Inc., Rubicon Project Bell, Inc., 5 Moon Media LLC, The Rubicon Project Ltd., The Rubicon Project GmbH, The Rubicon Project Australia Pty. Ltd., Rubicon Project K.K., The Rubicon Project Singapore Pte. Ltd., The Rubicon Project SARL, Rubicon Project Serviços de Internet Ltda., The Rubicon Project SRL, The Rubicon Project Netherlands B.V., The Rubicon Project Canco, Inc., and any other issuer of any of the Pledged Equity.
b. Schedule 1. Schedule 1 to the Pledge Agreement is amended in its entirety and replaced with Schedule 1 attached hereto.
3. Limitation of Amendments.
a. The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Pledge Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

b. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4. Reaffirmation.
a. Pledgor hereby agrees that the Pledge Agreement, as amended by this Amendment, shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.
b. Pledgor represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in the Pledge Agreement are true, accurate and complete as if made the date hereof.
5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.
[Signature page follows.]
[Signature Page to Second Amendment to Stock Pledge Agreement]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	PLEDGOR

Silicon Valley Bank     The Rubicon Project, Inc.

By:   /s/ Michaela Brady    By:  /s/ David Day
Name: Michaela Brady    Name: David Day
Title:   Vice President     Title: Chief Financial Officer